                                                                 EXHIBIT 10.2.12



         AMENDMENT NO. 1 TO (I) LOAN AND SECURITY AGREEMENT DATED FEBRUARY 4, 2004, BETWEEN DELPHAX TECHNOLOGIES INC. AND LASALLE BUSINESS CREDIT, LLC, AND
(II) CREDIT AGREEMENT DATED FEBRUARY 4, 2004 BETWEEN DELPHAX TECHNOLOGIES CANADA LIMITED AND ABN AMRO BANK, N.V., CANADA BRANCH


         This Amendment No. 1 (this "Amendment"), made and entered into as of February 24, 2004 is by and between DELPHAX TECHNOLOGIES INC., a Minnesota Corporation (the "U.S. BORROWER"), LASALLE BUSINESS CREDIT, LLC, a Delaware limited liability company (the "U.S. LENDER"), DELPHAX TECHNOLOGIES CANADA LIMITED, a corporation organized under the laws of the province of Ontario (the "CANADIAN BORROWER" and collectively with the U.S. Borrower, the "BORROWERS"), and ABN AMRO BANK, N.V., CANADA BRANCH, a Canadian branch of a Netherlands bank (the "CANADIAN LENDER," and collectively with U.S. Lender, the "LENDERS").


                                     RECITAL

         A. The U.S. Borrower and the U.S. Lender have entered into that certain Loan and Security Agreement dated as of February 4, 2004 (the "U.S. LOAN AGREEMENT"). The Canadian Borrower and the Canadian Lender have entered into that certain Credit Agreement dated as of February 4, 2004 (the "CANADIAN LOAN Agreement" and collectively with the U.S. Loan Agreement, the "LOAN AGREEMENTS").

         B. The Borrowers and the Lenders now desire to amend the Loan Agreements as provided herein, subject to the terms and conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the foregoing recitals, the mutual covenants and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. AMENDMENT TO U.S. LOAN AGREEMENT. The U.S. Borrower and the U.S. Lender agree that paragraph 14(a) of the U.S. Loan Agreement is hereby amended and restated in its entirety to read as follows:

         (a)      TANGIBLE NET WORTH

         Borrower's Tangible Net Worth shall not at any time be less than the Minimum Tangible Net Worth; "MINIMUM TANGIBLE NET WORTH" being defined for purposes of this subsection as (i) 90% of $15,817,000 at all times from the date hereof to and including September 29, 2004, (ii) $16,500,000 on September 30, 2004, and (iii) thereafter, (A) from the first day of each Fiscal Year of Borrower through the day prior to the last day of such Fiscal Year of Borrower, 90% of Borrower's Tangible Net Worth on the last day of the immediately preceding Fiscal Year of Borrower and (B) on the last day of each Fiscal Year of Borrower, 110% of Borrower's Tangible Net Worth on the last day of the immediately preceding Fiscal Year of Borrower, in each case as reflected on Borrower's audited year end financial statement; and "TANGIBLE NET WORTH" being defined for purposes of this subsection as Borrower's consolidated shareholders' equity

         (including retained earnings) less the book value of intangible assets as determined solely by Lender on a consistent basis plus the amount of any LIFO reserve plus the amount of Subordinated Debt less prepaid expenses, amounts due from officers, employees and affiliates, all as determined on a consolidated basis for the Borrower and its Subsidiaries and without duplication under generally accepted accounting principles applied on a basis consistent with the financial statement dated September 30, 2003 except as set forth herein.

         2. AMENDMENT TO CANADIAN LOAN AGREEMENT. The Canadian Borrower and the Canadian Lender agree that paragraph 1(a) of the Canadian Loan Agreement is hereby amended by amending the definition of "U.S. Loan and Security Agreement" contained therein to read in its entirety as follows:

         "U.S. Loan and Security Agreement" shall mean that certain loan and security agreement dated February 4, 2004 between U.S. Lender and the Guarantor, as amended by that certain Amendment No. 1 dated as of February 24, 2004, and as the same may be further amended, restated, supplemented or otherwise modified from time to time.

         3. CONDITIONS PRECEDENT. The amendments contained in this Amendment shall become effective upon delivery by Borrowers to the Lenders of, and compliance by relevant Borrowers with, the following:

         (a) This Amendment, duly executed by each of Borrowers and each of the Lenders.

         (b) The U.S. Borrower shall have paid to the U.S. Lender a nonrefundable amendment fee of $75,000.

         4. REPRESENTATIONS AND WARRANTIES. Each Borrower hereby represents and warrants to the Lenders as follows:

         (a) that on and as of the date hereof and after giving effect to this Amendment there will exist no Default or Event of Default (as defined in the U.S. Loan Agreement and the Canadian Loan Agreement, as applicable) under the Loan Agreements as amended by this Amendment on such date which has not been waived by relevant Lender.

         (b) each Borrower has the power and legal right and authority to enter into this Amendment and any other document or instrument to be executed by such Borrower in connection with this Amendment (collectively, the Amendment Documents) and has duly authorized as appropriate the execution and delivery of the relevant Amendment Documents by proper corporate action.

         5. RATIFICATION OF LOAN AGREEMENTS. Except as expressly amended hereby, the Loan Agreements hereby are ratified and confirmed by the parties hereto and remain in full force and effect in accordance with the terms thereof.

         6. SUBORDINATED CREDITOR CONSENT. The U. S. Borrower shall (a) undertake its best efforts to, within 30 days of the date of this Amendment, deliver to the U.S. Lender the Acknowledgment and Agreement of Subordinated Creditor (collectively, the "Subordinated Creditor Consent") set forth at the end of this Amendment, duly executed by Tate Capital Partners Fund, LLC (the "Subordinated Creditor") and (b) undertake its best efforts to cause the Subordinated Creditor to not require the U.S. Borrower to execute and deliver any other amendments to its loan documents with the Subordinated Creditors or to pay any fees to the Subordinated Creditor as a condition to executing its Subordinated Creditor Consent.

         7. GENERAL RELEASE. Each Borrower hereby absolutely and unconditionally releases and forever discharges each Lender, and any and all participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing, from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which any Borrower has had, now has or has made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Amendment, whether such claims, demands and causes of action are matured or unmatured or known or unknown.

         8. REAFFIRMATION OF GUARANTIES. Each Borrower, in its capacity as a guarantor of the indebtedness of the other Borrower to the U.S. Lender or the Canadian Lender, as applicable, pursuant to the separate Guaranty or Guarantee dated as of February 4, 2004 (each, a "Guaranty"), hereby (i) consents to the terms of the Amendment of the other Borrower's Loan Agreement as set forth in the Amendment; (iii) reaffirms its obligations to the applicable Lender pursuant to the terms of its Guaranty; and (iv) acknowledges that the applicable Lender may amend, restate, extend, renew or otherwise modify its Loan Agreement with the other Borrower and any indebtedness or agreement of the other Borrower, or enter into any agreement or extend additional or other credit accommodations to the other Borrower, without notifying or obtaining the consent of the undersigned and without impairing the liability of the such Borrower under its Guaranty.



               [Remainder of this page intentionally left blank.]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.



                               DELPHAX TECHNOLOGIES INC.


                               By:   /s/ Robert M. Barniskis
                                   ---------------------------------------------
                               Title: Vice President and Chief Financial Officer


                               DELPHAX TECHNOLOGIES CANADA LIMITED


                               By:  /s/ Robert M. Barniskis
                                   ---------------------------------------------
                               Title: Chief Financial Officer


                               LASALLE BUSINESS CREDIT, LLC


                               By:  /s/ Bradley E. Handrich
                                   ---------------------------------------------
                               Title: Assistant Vice President


                               ABN AMRO BANK N.V., CANADA BRANCH


                               By:  /s/ Darcy Mack
                                   ---------------------------------------------
                               Title: Vice President

              ACKNOWLEDGMENT AND AGREEMENT OF SUBORDINATED CREDITOR


         The undersigned, a subordinated creditor of Delphax Technologies Inc. ("U.S. Borrower") pursuant to a Subordination Agreement dated as of February 4, 2004 (the "Subordination Agreement") between the undersigned and LaSalle Business Credit, LLC (the "Lender") hereby (i) acknowledges receipt of the foregoing Amendment; (ii) consents to the terms and execution thereof; and (iii) reaffirms its obligations to the Lender pursuant to the terms of its Subordination Agreement.

                                        TATE CAPITAL PARTNERS FUND, LLC

                                        By:  /s/ Frank R. McEvoy
                                            ------------------------------------
                                        Title: General Partner